                                  SCHEDULE 14A
                                   (RULE 14a)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

                         THE ELDER-BEERMAN STORES CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                         THE ELDER-BEERMAN STORES CORP.

                              [ELDER-BEERMAN LOGO]

                                3155 El-Bee Road
                               Dayton, Ohio 45439

              ---------------------------------------------------

                            NOTICE OF ANNUAL MEETING
                                      AND
                                PROXY STATEMENT
              ---------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, JUNE 5, 2003
                       AT 8:00 A.M. EASTERN DAYLIGHT TIME
                             DAYTON MARRIOTT HOTEL
                            1414 S. PATTERSON BLVD.
                               DAYTON, OHIO 45409

                         THE ELDER-BEERMAN STORES CORP.
                                3155 El-Bee Road
                               Dayton, Ohio 45439

                                                                     May 8, 2003

Dear Fellow Shareholders:

     On behalf of the Board of Directors and management of The Elder-Beerman Stores Corp., I cordially invite you to attend the 2003 Annual Meeting of Shareholders. The meeting will be held at 8:00 a.m., eastern daylight time, on Thursday, June 5, 2003, at The Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio 45409.

     The matters expected to be acted upon at the meeting are described in the enclosed Proxy Statement. In addition, there will be a report on current developments in the Company.

     The Company requests that all shareholders thoroughly read the accompanying notice of annual meeting and proxy statement.

     Thank you for your attention to this important matter.

                                          /s/ Bud Bergren
                                          Byron L. Bergren
                                          President and
                                          Chief Executive Officer

                         THE ELDER-BEERMAN STORES CORP.
                                3155 El-Bee Road
                               Dayton, Ohio 45439

                            ------------------------

                            NOTICE OF ANNUAL MEETING

                            ------------------------

     The Annual Meeting of Shareholders of The Elder-Beerman Stores Corp. will be held on Thursday, June 5, 2003, at 8:00 a.m., eastern daylight time, at The Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio 45409. The principal business of the meeting are:

          (1) To elect ten Directors for a one-year term expiring in 2004; and

          (2) Such other business as may properly come before the meeting or any postponements or adjournments thereof.

     Only shareholders of record on April 7, 2003 will be entitled to notice of and to vote at the annual meeting and at any adjournments.

     Your vote is important. Please fill out the enclosed proxy card and return it in the enclosed reply envelope.

                                          By Order of the Board of Directors

                                          /s/ Bud Bergren
                                          Byron L. Bergren
                                          President and
                                          Chief Executive Officer

May 8, 2003

     PLEASE PROMPTLY FILL OUT, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. RETURNING A SIGNED PROXY WILL NOT PREVENT YOU FROM ATTENDING THE MEETING AND VOTING IN PERSON, IF YOU DESIRE.

                            ------------------------

     Also enclosed is a copy of our Annual Report for the year ended February 1, 2003. The Annual Report contains financial and other information about Elder-Beerman, but is not incorporated into the proxy statement. The Annual Report is not a part of the proxy soliciting material.

                         THE ELDER-BEERMAN STORES CORP.
                                3155 El-Bee Road
                               Dayton, Ohio 45439

                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 5, 2003

                   DATE OF THE PROXY STATEMENT -- MAY 8, 2003

                      INFORMATION ABOUT THE ANNUAL MEETING

INFORMATION ABOUT ATTENDING THE ANNUAL MEETING

     The Annual Meeting of Shareholders (the "Annual Meeting") of The Elder-Beerman Stores Corp. ("Elder-Beerman" or the "Company") will be held on Thursday, June 5, 2003, at 8:00 a.m., eastern daylight time, at The Dayton Marriott Hotel, 1414 South Patterson Boulevard, Dayton, Ohio 45409.

INFORMATION ABOUT THIS PROXY STATEMENT

     We sent you this proxy statement (the "Proxy Statement") and the enclosed proxy card because Elder-Beerman's Board of Directors is soliciting your proxy to vote your shares of common stock at the Annual Meeting. If you own Elder-Beerman common stock in more than one account, such as individually and also jointly with your spouse, you may receive more than one set of these proxy materials. To help the Company save money and to provide you with better shareholder services, we encourage you to have all your accounts registered in the same name and address. You may do this by contacting Elder-Beerman's Transfer Agent, Wells Fargo Bank Minnesota, N.A., Attention: Shareowner Services, 161 North Concord Exchange Street, South St. Paul, MN 55075.

     This Proxy Statement summarizes information that we are required to provide to you under the rules of the Securities and Exchange Commission and is designed to assist you in voting your shares. This Proxy Statement, together with the Notice of Annual Meeting of Shareholders and proxy card, are first being mailed on or about May 8, 2003, to all shareholders of record at the close of business on April 7, 2003.

INFORMATION ABOUT VOTING

     Shareholders can vote on matters presented at the Annual Meeting in two ways:

     - BY PROXY -- You can vote by signing, dating and returning the enclosed proxy card. If you do this, the individuals named on the card (your "proxies") will vote your shares in the manner you indicate. You may specify on your proxy card whether your shares should be voted for all, some or none of the Company's nominees for director. If you do not indicate instructions on the card, your shares will be voted FOR the election of the Company's nominees for director.

     - IN PERSON -- You may come to the Annual Meeting and cast your vote there.

     The Board of Directors of the Company recommends that you vote FOR its ten nominees for election as Directors.

     Each share of Elder-Beerman common stock (the "Common Stock") is entitled to one vote. As of April 7, 2003, there were 11,581,064 shares of Common Stock outstanding.

INFORMATION REGARDING TABULATION OF THE VOTE

     Elder-Beerman has a policy that individual shareholder proxies, ballots and votes tabulated at a meeting of the shareholders are confidential. Representatives of Wells Fargo Bank Minnesota, N.A. will tabulate votes and act as Inspectors of Election at the 2003 Annual Meeting, or any postponements or adjournments thereof.

QUORUM REQUIREMENTS

     A quorum of shareholders is necessary to hold a valid meeting. Under Elder-Beerman's Amended Code of Regulations (the "Regulations"), if shareholders entitled to cast a majority of all the votes entitled to be cast at the Annual Meeting are present in person or by proxy, a quorum will exist to conduct all business at the Annual Meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker nonvote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so. In counting votes on a proposed item, the Company will treat abstentions as votes cast. Broker non-votes will not be treated as either votes passed or shares present for any proxy items for which brokers lack authority to vote.

     The holders of a majority of the votes represented at the Annual Meeting, whether or not a quorum is present, may adjourn the meeting without notice other than by announcement at the meeting of the date, time and location at which the meeting will be reconvened.

INFORMATION ABOUT VOTES NECESSARY FOR ACTION TO BE TAKEN

     The ten nominees for director receiving the greatest number of votes will be elected at the Annual Meeting.

REVOCATION OF PROXY

     You may revoke your proxy at any time before the vote at the Annual Meeting
(i) by sending in another proxy card with a later date, (ii) by sending a written notice of revocation to Elder-Beerman's Secretary prior to the Annual Meeting or (iii) by attending the Annual Meeting and voting in person.

COSTS OF PROXY SOLICITATION

     Elder-Beerman will pay all the costs of soliciting proxies. In addition to solicitation by mail, proxies may be solicited personally, by telegram, telephone or personal interview by an officer or director of the Company, as identified in the Proxy Statement under "Certain Information Regarding Participants." Elder-Beerman will also ask banks, brokers and other institutional nominees and fiduciaries to forward the proxy material to their principals and to obtain authority to execute proxies, and reimburse them for their expenses. In addition, Elder-Beerman has also retained Morrow & Co. to aid in the distribution and solicitation of proxies, and has agreed to pay them a fee of approximately $5,000, plus reasonable expenses. To date, the Company has paid $3,500 to Morrow & Co. as an advance on expenses.

OTHER MATTERS

     The Board of Directors does not know of any other matter that will be presented at the Annual Meeting other than the election of directors discussed in this Proxy Statement. Under our Regulations, generally no business besides the items discussed in this Proxy Statement may be conducted or considered at the Annual Meeting unless advance notice of additional items is given. See "Shareholder Proposals," below.

                                 ITEM NUMBER 1
                             ELECTION OF DIRECTORS

     The Board of Directors has ten members and all members are elected annually for a one-year term. The terms of the following directors expire at the Annual
Meeting: Byron L. Bergren, Mark F.C. Berner, Dennis S. Bookshester, Eugene C. Davis, Charles Macaluso, Steven C. Mason, Thomas J. Noonan, Jr., Laura H. Pomerantz, Jack A. Staph and Charles H. Turner. For election as directors at the Annual Meeting, upon recommendation of the Nominating and Corporate Governance Committee, the Board of Directors is nominating Byron L. Bergren, Mark F.C. Berner, Dennis S. Bookshester, Eugene C. Davis, Charles Macaluso, Steven C. Mason, Thomas J. Noonan, Jr., Laura H. Pomerantz, Jack A. Staph and Charles H. Turner to serve as directors for term of office that will expire at the Annual Meeting of Shareholders in 2004. All of the nominees currently serve as directors of the Company.

     Listed below are the names of the Company's ten nominees for election to the Board of Directors. Also listed is the year in which each individual first became a director of the Company and the individual's principal occupation and other directorships.

     The Board has no reason to believe that any nominee will be unavailable to stand for election. If a vacancy among such nominees occurs prior to the Annual Meeting, the current Board of Directors may designate a replacement for the nominee and the board's proxy agents will vote the proxies for that replacement nominee.

    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITS TEN NOMINEES FOR
                                   DIRECTOR.

NOMINEES FOR DIRECTOR AT THE ANNUAL MEETING:

                                 DIRECTOR
NAME                              SINCE     AGE          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
----                             --------   ---   ----------------------------------------------------
Byron L. Bergren...............    2002     56    Mr. Bergren has served as President and Chief
                                                  Executive Officer of the Company since February
                                                  2002. Prior to this time, Mr. Bergren served as
                                                  Chairman of the Southern Division of Belk Stores,
                                                  Inc. ('Belk') from 1999 to February 2002. Prior to
                                                  that he served as Partner of the Florida division of
                                                  Belk from 1992 to 1999; Senior Vice President of
                                                  Corporate Sales Promotion and Marketing of Belk from
                                                  1991 to 1992; and Senior Vice President of
                                                  Merchandising and Marketing of the Belk Charlotte
                                                  division from 1988 to 1991.

Mark F. C. Berner..............    2000     49    Mr. Berner is Managing Partner of SDG Resources,
                                                  L.P., an oil and gas investment fund. From 1996 to
                                                  1999, he was a private investment consultant in New
                                                  York. In 1995, Mr. Berner served as Senior Vice
                                                  President and Counsel for Turnberry Capital
                                                  Management, L.P., a private equity fund. Mr. Berner
                                                  also currently serves as a Director of ThinkSheet,
                                                  Inc., a privately held technology company. Mr.
                                                  Berner is also a member of the Bar of the State of
                                                  New York.

Dennis S. Bookshester..........    1999     64    Mr. Bookshester serves as Chairman of the Illinois
                                                  Racing Board. He also serves as the Chairman of
                                                  Cutanix Corporation, a privately held biotechnology
                                                  company. From 1999 through May 2002, he served as
                                                  the President and Chief Executive Officer of Fruit
                                                  of the Loom, Inc., a garment manufacturer that filed
                                                  for protection under Chapter 11 of the United States
                                                  Bankruptcy Code in December 1999. Mr. Bookshester
                                                  also currently serves as a Director of Playboy
                                                  Enterprises, Inc.

Eugene I. Davis................    2000     48    Mr. Davis is Chairman and Chief Executive Officer of
                                                  Pirinate Consulting Group, L.L.C., a corporate
                                                  strategy consulting firm, Murdock Communications
                                                  Corporation, a telecommunications holding company,
                                                  and of RBX Industries, Inc., a rubber and foam
                                                  manufacturer and distributor that filed for chapter
                                                  11 of the United States Bankruptcy Code in December
                                                  2000. Prior to serving as RBX's Chairman and Chief
                                                  Executive Officer, he served as its Chief
                                                  Restructuring Officer from January to

                                 DIRECTOR
NAME                              SINCE     AGE          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
----                             --------   ---   ----------------------------------------------------
                                                  September 2001. From 1999 to 2001, he served as
                                                  Chief Executive Officer of SmarTalk Teleservices
                                                  Corp., an independent provider of prepaid calling
                                                  cards, that filed for protection under chapter 11 of
                                                  the United States Bankruptcy Code in January 1999,
                                                  and is currently being liquidated. During 1998 and
                                                  1999, Mr. Davis was Chief Operating Officer of
                                                  Total-Tel Communications, Inc., a long distance
                                                  telecommunications provider. From 1996 to 1997, Mr.
                                                  Davis was the Chief Executive Officer of Sport
                                                  Supply Group, Inc., a sporting goods and athletic
                                                  equipment distributor. Mr. Davis also currently
                                                  serves as a Director of Coho Energy, Inc., Murdock
                                                  Communications Corp., Tipperary Corporation, Flag
                                                  Telecom Group Limited, Metals USA, Inc. and
                                                  Metrocall Holdings, Inc.

Charles Macaluso...............    1999     59    Mr. Macaluso is a Principal in Dorchester Capital
                                                  Advisors (formerly East Ridge Consulting, Inc.), a
                                                  management advisory and investment firm he founded
                                                  in 1998. Prior to this, Mr. Macaluso served as a
                                                  Principal from 1996 through 1998 in Miller
                                                  Associates, Inc., a management consulting firm. Mr.
                                                  Macaluso also currently serves as a Director of Flag
                                                  Telecom, Ltd. and Darling International.

Steven C. Mason................    1997     67    Mr. Mason was appointed interim President effective
                                                  January 1, 2002, and served in this capacity role
                                                  until Mr. Bergren's appointment as President. Mr.
                                                  Mason was also appointed as non-executive Chairman
                                                  of the Board in January, 2002. Mr. Mason retired
                                                  from Mead Corp., a forest products company, in
                                                  November 1997. Prior to retirement, Mr. Mason served
                                                  as Chairman of the Board and Chief Executive Officer
                                                  of Mead Corp. from April 1992 to November 1997. Mr.
                                                  Mason also currently serves as a Director of PPG
                                                  Industries, Inc. and Convergys Corp.

Thomas J. Noonan, Jr. .........    1997     64    Mr. Noonan is the Chairman and Chief Executive
                                                  Officer of the Coppergate Group ('Coppergate'), a
                                                  financial investment and management company, and has
                                                  served in this capacity since May 1996. Prior to
                                                  that, he served as a Managing Director of Coppergate
                                                  from April 1993 through May 1996. He also serves as
                                                  the Chairman, President and Chief Executive Officer
                                                  of Intrenet, Inc. ('Intrenet'), a truckload carrier
                                                  service provider that filed for protection under
                                                  chapter 11 of the United States Bankruptcy Code in
                                                  January 2001, and is currently being liquidated. Mr.
                                                  Noonan has served in his current position at
                                                  Intrenet since January 2001. He has been a Director
                                                  of Intrenet since 1991 and was named Chairman in
                                                  December 2000. Mr. Noonan is Managing Director of
                                                  Solutions Management, a financial advisory firm, and
                                                  has served in that capacity since September 2001.
                                                  From April 2000 to April 2002, Mr. Noonan served as
                                                  the Chief Executive of R&S Liquidating Company,
                                                  Inc., which was formerly known as WSR, Inc. ('WSR ')
                                                  an automotive aftermarket retailer that filed for
                                                  chapter 11 of the United States Bankruptcy Code in
                                                  1998 and is currently being

                                 DIRECTOR
NAME                              SINCE     AGE          PRINCIPAL OCCUPATION AND DIRECTORSHIPS
----                             --------   ---   ----------------------------------------------------
                                                  liquidated. Prior to that Mr. Noonan was WSR's Chief
                                                  Restructuring Officer from August 1998 through
                                                  December 1999. Mr. Noonan served as Executive Vice
                                                  President and Chief Financial Officer of Herman's
                                                  Sporting Goods, Inc. from August 1994 through 1999,
                                                  a sporting goods retailer that filed for protection
                                                  under chapter 11 of the United States Bankruptcy
                                                  Code and is currently being liquidated.

Laura H. Pomerantz.............    1997     55    Mrs. Pomerantz currently serves as President of LHP
                                                  Consulting & Management, a real estate consulting
                                                  firm, and has served in this capacity since 1995.
                                                  Through LHP Consulting & Management, Mrs. Pomerantz
                                                  is also associated with PBS Realty Advisors, LLC, as
                                                  one of the Principals, a company providing
                                                  commercial real estate advisory and brokerage
                                                  services. The partnership was formed in September of
                                                  2002. Prior to that, she was associated with Newmark
                                                  & Company Real Estate, Inc., a commercial real
                                                  estate company, as Senior Managing Director and
                                                  served in this capacity from August 1996 to August
                                                  2002. Mrs. Pomerantz served as Executive Vice
                                                  President and a Director of the Leslie Fay
                                                  Companies, Inc. ('Leslie Fay'), an apparel design
                                                  and manufacturing company, from January 1993 to
                                                  November 1994, and as Senior Vice President and Vice
                                                  President of Leslie Fay from 1986 through 1992.

Jack A. Staph..................    1997     57    Mr. Staph is currently a consultant, lawyer and
                                                  private investor. He also serves as President of
                                                  Cleveland Marathon, Inc. Mr. Staph has also served
                                                  in an advisory capacity to CVS Corp. since June
                                                  1997. Prior to this time, Mr. Staph served as Senior
                                                  Vice President, Secretary, and General Counsel of
                                                  Revco D.S., Inc., a retail pharmacy company, from
                                                  October 1972 to August 1997.

Charles H. Turner..............    2000     46    Mr. Turner is Executive Vice President of Finance,
                                                  Chief Financial Officer and Treasurer of Pier 1
                                                  Imports, Inc. ('Pier 1'), and has served in this
                                                  capacity since August 1999. Mr. Turner served as
                                                  Pier 1's Senior Vice President of Stores from August
                                                  1994 through August 1999.

               MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors oversees the business and affairs of Elder-Beerman and monitors the performance of management. The Board met nine times during 2002. Every director attended more than 75% of the meetings of the Board of Directors and the committees on which he serves in fiscal year 2002.

     The Board of Directors has an Executive Committee, an Audit and Finance Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each Committee reports to the Board of Directors at its first meeting after any Committee meeting.

  Executive Committee

     During fiscal year 2002, the members of the Executive Committee were Messrs. Mason (Chairman), Davis (who served on the Executive Committee until August 28, 2002), Noonan and Macaluso. Messrs. Berner and Staph joined the Executive Committee on August 28, 2002. The Executive Committee held two meetings in 2002. Except to the extent that its powers are limited by law, by Elder-Beerman's Amended Articles of Incorporation or Regulations or by the Board of Directors, during the intervals between meetings of the Board of Directors, the Executive Committee may exercise, subject to the control of the Board of Directors, all of the powers of the Board of Directors in the management and control of the Company's business. All action taken by the Executive Committee is reported to the Board of Directors at its first meeting thereafter.

  Audit and Finance Committee

     During fiscal year 2002, the members of the Audit and Finance Committee were Messrs. Noonan (Chairman), Davis, Macaluso and Turner. Mr. Bookshester joined the Audit and Finance Committee on August 28, 2002. The Audit and Finance Committee held nine meetings in 2002. The Audit and Finance Committee is responsible for: (i) monitoring the Company's corporate compliance program; (ii) recommending the Company's outside auditors; (iii) reviewing the independence of the Company's outside auditors; (iv) reviewing the audit results and recommendations of the Company's outside auditors; (v) reviewing the Company's financial statements, including meeting each quarter with management and the Company's outside auditors to review quarterly earnings results and the quality of those earnings prior to their public release; (vi) reviewing and evaluating the Company's systems of internal accounting controls; (vii) reviewing and evaluating the Company's internal audit functions and meeting from time to time with the internal auditors outside the presence of other employees; and (viii) reviewing such other matters in relation to the accounting, auditing and financial reporting practices and procedures of the Company as the Audit and Finance Committee may, in its own discretion, deem desirable in connection with the review functions described above.

  Compensation Committee

     During fiscal year 2002, the members of the Compensation Committee were Messrs. Staph (Chairman until August 28, 2002) and Berner (Chairman after August 28, 2002). Mr. Bookshester and Mrs. Pomerantz joined the Compensation Committee on August 28, 2002. Mr. Mason served on the Compensation Committee until August 28, 2002. The Compensation Committee held five meetings in 2002. The Compensation Committee is responsible for: (i) reviewing executive salaries;
(ii) approving the salaries and other benefits of the executive officers of the Company; (iii) administering the bonus, stock option and other incentive compensation plans of the Company; and (iv) advising and consulting with the Company's management regarding pension and other benefit plans and compensation policies and practices of the Company.

  Nominating and Corporate Governance Committee

     During fiscal year 2002, the members of the Nominating and Corporate Governance Committee were Messrs. Mason (Chairman until August 28, 2002) and Staph (Chairman after August 28, 2002). Mr. Bookshester and Mrs. Pomerantz served on the Nominating and Corporate Governance Committee until August 28, 2002. Messrs. Berner, Davis and Noonan joined the Nominating and Corporate Governance Committee on August 28, 2003. The Nominating and Corporate Governance Committee held three meetings in 2002. The Nominating and Corporate Governance Committee is responsible for the selection, evaluation and nomination of candidates for election to the Board of Directors. The Nominating and Corporate Governance Committee is also responsible for recommending to the Board the members and chair of each Board Committee. In addition, the Nominating and Corporate Governance Committee is responsible for the process of evaluating the overall performance of the Board of Directors and its individual members to ensure effective operations of the Board of Directors and overall corporate governance. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders. Instead, these nominees would be considered by the entire Board of Directors.

                   COMPENSATION OF ELDER-BEERMAN'S DIRECTORS

  Compensation

     Directors who are employees of Elder-Beerman do not receive any separate fees or other remuneration for serving as a director. For fiscal year 2002, non-employee directors were paid an annual retainer of $20,000 for their service on the Board of Directors. Non-employee directors may elect to take their annual retainer as cash or in the form of discounted stock options. At the beginning of each fiscal year, non-employee directors also receive an annual grant of restricted shares with a market value of $10,000 on the date of the grant. When first joining the board, a non-employee director also receives an initial grant of 1,300 restricted shares and options to purchase 7,000 shares of Common Stock. Non-employee committee chairpersons are paid an additional $5,000 fee for their services on their respective committees. Non-employee directors are also paid a meeting fee of $1,500 for each board meeting attended, plus $500 for each committee meeting attended, other than members of the Executive Committee, which has the fee structure described in the next paragraph.

     For fiscal year 2002, compensation for members of the Executive Committee, all of whom are non-employee directors, was $2,500 for in person meetings and $1,000 for telephonic meetings.

                       COMPENSATION COMMITTEE INTERLOCKS
                           AND INSIDER PARTICIPATION

     Except as noted in the following sentence, no member of the Compensation Committee was or ever has been an officer or employee of Elder-Beerman or engaged in transactions with Elder-Beerman (other than in his capacity as a director). During Mr. Mason's tenure as interim President from January 1, 2002 until Mr. Bergren's appointment as President on February 11, 2002, Mr. Mason remained on the Compensation Committee. During this time, the Compensation Committee neither met nor acted on any matters. No Elder-Beerman executive officer serves as a director or member of the compensation committee of another entity, whose executive officer serves as a member of the Compensation Committee or a director of Elder-Beerman.

                      SECURITY OWNERSHIP OF MANAGEMENT AND
                           CERTAIN BENEFICIAL OWNERS

  Security Ownership of Certain Beneficial Owners and Management

     The Company's Common Stock is the only outstanding class of voting securities. The following table sets forth information regarding ownership of the Company's Common Stock as of April 7 , 2003 (except as otherwise noted) by:
(a) each person who owns beneficially more than 5% of Common Stock of the Company to the extent known to management, (b) each named executive officer and director of the Company, and (c) all directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the named person or is based on filings with the Securities and Exchange Commission.

                                                              AMOUNT AND NATURE
                                                                OF BENEfiCIAL      Percent
BENEFICIAL OWNER                                                OWNERSHIP(1)       OF CLASS
----------------                                              -----------------    --------
Snyder Capital Management, Inc. ............................       2,669,800(2)     23.05%
350 California Street, Suite 1460
San Francisco, CA 94104

PPM America, Inc. ..........................................       1,966,868(3)     16.98%
225 West Wacker Drive, Suite 1200
Chicago, IL 60606

Dimensional Fund Advisors Inc. .............................         601,000(4)      5.19%
1299 Ocean Avenue, 11th Floor
Santa Monica, CA 90401

Franklin Advisory Services, LLC.............................         593,000(5)      5.12%
One Parker Plaza, 16th Floor
Fort Lee, NJ 07024
Byron L. Bergren............................................         142,365(6)      1.23%
Mark F.C. Berner............................................          17,378(6)         *
Dennis S. Bookshester.......................................          39,378(6)         *
Eugene I. Davis.............................................          17,378(6)         *
Charles Macaluso............................................          94,642(6)         *
Steven C. Mason.............................................         107,898(6)         *
Thomas J. Noonan, Jr. ......................................          50,442(6)         *
Laura H. Pomerantz..........................................          26,200(6)         *
Jack A. Staph...............................................          65,387(6)         *
Charles H. Turner...........................................          51,504(6)         *
Edward A. Tomechko..........................................           3,334            *
James M. Zamberlan..........................................         124,066(6)      1.07%
Steven D. Lipton............................................          48,437(6)         *
All directors and executive officers as a group:............         788,409         6.81%

---------------

 * less than 1%

(1) Information with respect to beneficial ownership is based on information furnished to the Company by each shareholder included in this table or is based on filings with the Securities and Exchange Commission. "Beneficial ownership" is a technical term broadly defined by the Securities and Exchange Commission to mean more than ownership in the usual sense. So, for example, you not only "beneficially" own the Elder-Beerman Common Stock that you hold directly, but also the Elder-Beerman Common Stock that you indirectly (through a relationship, a position as a director or trustee, or a contract or understanding), have (or share) the power to vote or sell or that you have the right to acquire within 60 days of April 7, 2003.

(2) Snyder Capital Management, Inc. ("SCMI") is the general partner of Snyder Capital Management, L.P. ("SCMLP"), a registered investment advisor. SCMI and SCMLP reported the beneficial ownership (as of April 14, 2003) of such shares in a Form 13D/A filed with the Securities and Exchange Commission on April 15, 2003.

(3) PPM America, Inc. ("PPM") a registered investment advisor, reported the beneficial ownership of such shares in a Form 13D/A filed with the Securities and Exchange Commission on April 26, 2001. All such shares are held in portfolios of PPM America Special Investments Fund, L.P. ("SIF I") and PPM America Special Investments CBO II, L.P. ("CBO II"). PPM serves as investment advisor to both SIF I and CBO II. PPM, PPM America CBO II Management Company (general partner of CBO II) and PPM America Fund Management GP, Inc. (general partner of SIF I) disclaim beneficial ownership of all such shares.

(4) Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, reported the beneficial ownership of such shares in a Form 13G filed with the Securities and Exchange Commission on February 3, 2003. All such shares are owned by investment companies, trusts or separate accounts (the "Funds"). Dimensional is an investment advisor or manager to all of the Funds and possesses voting and/or investment power over the shares. Dimensional disclaims beneficial ownership of all shares.

(5) Franklin Advisory Services, LLC ("Franklin") is a registered investment advisor and subsidiary of Franklin Resources, Inc. Franklin reported the beneficial ownership of such shares in a Form 13G filed with the Securities and Exchange Commission on January 30, 2003. Franklin is an investment advisor or manager and possesses voting and/or investment power over the shares. Franklin disclaims beneficial ownership of all shares.

(6) These amounts include shares of Common Stock that the following persons has a right to acquire within 60 days after April 7, 2003.

NAME                                           NUMBER OF SHARES EXERCISABLE
----                                           ----------------------------
Mr. Bergren.................................              83,334
Mr. Berner..................................               4,667
Mr. Bookshester.............................              25,123
Mr. Davis...................................               4,667
Mr. Macaluso................................              80,387
Mr. Mason...................................              92,817
Mr. Noonan..................................              35,361
Ms. Pomerantz...............................              13,419
Mr. Staph...................................              49,906
Mr. Turner..................................              34,793
Mr. Zamberlan...............................             104,000
Mr. Lipton..................................              35,000

                             EXECUTIVE COMPENSATION

     The following sections present compensation information for the years shown for Elder-Beerman's Chief Executive Officer, the next three highest paid executive officers (the "Named Executive Officers") at the end of fiscal year 2002, and one former executive officer. The information is presented on a fiscal year basis.

                           SUMMARY COMPENSATION TABLE

                                              ANNUAL COMPENSATION                  LONG-TERM COMPENSATION
                                        --------------------------------   --------------------------------------
                                                                                   AWARDS              PAYOUTS
                                                                           -----------------------   ------------
                                                                           RESTRICTED   SECURITIES
                                                            OTHER ANNUAL     STOCK      UNDERLYING    ALL OTHER
           NAME AND                     SALARY     BONUS    COMPENSATION    AWARD(S)     OPTIONS/    COMPENSATION
      PRINCIPAL POSITION         YEAR     ($)       ($)         ($)           ($)        SARS (#)       ($)(8)
      ------------------         ----   -------   -------   ------------   ----------   ----------   ------------
Byron L. Bergren,(1)...........  2002   498,626   200,000(4)   140,257(5)    10,000(7)                  178,306
  President and                  2001                                       142,500      250,000
  Chief Executive Officer        2000

Edward A. Tomechko,(2).........  2002   190,137    69,603(4)    18,990(6)     8,700(7)    25,000         25,834
  Executive Vice President       2001
  Chief Financial Officer,       2000
  Secretary and Treasurer

James M. Zamberlan,............  2002   368,431   131,400                                                 2,893
  Executive Vice President       2001   364,046                                                           3,558
  Stores                         2000   351,346     9,703                                 30,000          4,359

Steven D. Lipton,..............  2002   226,104    63,000(4)                  7,875(7)                    6,143
  Senior Vice President --       2001   220,821                                                           6,480
  Controller                     2000   203,538    43,315                    11,876       15,000          6,660

Scott J. Davido,(3)............  2002    95,110                                                         209,352
  Former Executive Vice          2001   292,199                                                           3,816
  President, Chief Financial     2000   261,923    37,295                    29,690       30,000          4,236
  Officer, Secretary and
  Treasurer

---------------

(1) Mr. Bergren was elected as President and Chief Executive Officer of the Company, effective February 11, 2002. As part of his employment contract, Mr. Bergren was issued options and shares of restricted stock upon the execution of his employment agreement, which occurred during the Company's 2001 fiscal year.

(2) Mr. Tomechko's salary reflects compensation received since he joined the Company in June 2002.

(3) Mr. Davido's salary reflects compensation received until his departure from the Company on May 28, 2002.

(4) Includes the dollar value as of January 31, 2003 of deferred shares as follows: Mr. Bergren -- 15,326 shares; Mr. Tomechko -- 13,344 shares and Mr. Lipton -- 12,069 shares. Under the Company's Equity and Performance Incentive Plan, executive may elect to be paid a portion of their cash bonus in "deferred shares" of the Company rather than cash; and if such election is made, one restricted share is awarded for each four deferred shares. Deferred shares are paid to an executive after a three year deferral period or cessation of employment, whichever occurs first. Restricted matching shares are forfeited if the executive does not continue in the employ of the Company for three years after award.

(5) Reimbursement for relocation expense of $93,342 and taxes associated with said expense of $46,915.

(6) Reimbursement for relocation expense of $11,672 and taxes associated with said expense of $7,318.

(7) Includes the dollar value of restricted shares awarded under the company's Equity and Performance Incentive Plan, as follows: Mr. Bergren -- 3,831 shares, Mr. Tomechko -- 3,334 shares and Mr Lipton -- 12,069 shares.

(8) Includes for 2002, life insurance premium payments paid by the Company in the following amounts: Mr. Bergren -- $3,606, Mr. Tomechko -- $834, Mr. Zamberlan -- $2,893, Mr. Lipton -- $2,093 and Mr. Davido -- $1,537; a matching contribution paid by the Company under the Company's Retirement Savings Plan in the following amount: Mr. Lipton -- $4,050 and Mr. Davido
     -- $2,430; signing bonuses of $175,000 to Mr. Bergren and $25,000 to Mr. Tomechko; and severance payments of $205,385 to Mr. Davido.

STOCK OPTION GRANTS

     The following table sets forth information concerning the only stock option grants made to any Named Executive Officers during fiscal year 2002 pursuant to the Company's Equity and Performance Incentive Plan, as amended (the "Plan").

                       OPTION GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS
                            -------------------------------------------------------   POTENTIAL REALIZABLE
                                              PERCENT                                   VALUE AT ASSUMED
                              NUMBER OF       OF TOTAL                                ANNUAL RATE OF STOCK
                             SECURITIES       OPTIONS                                  PRICE APPRECIATION
                             UNDERLYING      GRANTED TO                                  FOR OPTION TERM
                               OPTIONS      EMPLOYEES IN    EXERCISE     EXPIRATION   ---------------------
           NAME             GRANTED(#)(1)   FISCAL 2002    PRICE($/SH)      DATE       5% ($)     10% ($)
           ----             -------------   ------------   -----------   ----------   --------   ----------
Edward A. Tomechko........      25,000          56.9          3.15        06/10/12    448,087    1,135,541

---------------

(1) Options vest annually in one-fifth increments beginning one year from date of grant and have a term of ten years.

STOCK OPTION EXERCISES AND FISCAL YEAR-END VALUES

     The following table sets forth information about any stock options exercised during fiscal year 2002 by the Named Executive Officers and the fiscal year-end value of unexercised options held by any Named Executive Officers. All of such options were granted under the Plan.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                       NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                      UNDERLYING UNEXERCISED             IN-THE-MONEY
                                                       OPTIONS/SARS HELD AT          OPTIONS/SARS HELD AT
                             SHARES       VALUE        FEBRUARY 1, 2003 (#)         FEBRUARY 1, 2003 ($)(1)
                           ACQUIRED ON   REALIZED   ---------------------------   ---------------------------
NAME                       EXERCISE(#)     ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                       -----------   --------   -----------   -------------   -----------   -------------
Byron L. Bergren.........       0          0.00        83,334        166,666         $0.00          $0.00
Edward A. Tomechko.......       0          0.00             0         25,000         $0.00          $0.00
James M. Zamberlan.......       0          0.00        97,000         29,000         $0.00          $0.00
Steven D. Lipton.........       0          0.00        33,000         13,000         $0.00          $0.00

---------------

(1) Based on the closing price on NASDAQ of the Company's Common Stock on January 31, 2003 (the last trading day in fiscal year 2002) of $2.61.

           EMPLOYMENT AND SEVERANCE AGREEMENTS WITH CERTAIN OFFICERS

     The Company entered into an employment agreement with Mr. Bergren in January 2002 under which he is employed as President and Chief Executive Officer of the Company at a base annual salary with benefits plus any increases granted to him at the discretion of the Board. The Company has also agreed to nominate him for election as a director at each annual meeting of shareholders. The initial term of the agreement expires on January 30, 2005, except that it automatically extends for successive one-year periods unless notice of termination is given within 120 days prior to the expiration of the initial term or any extended term. If the Company terminates Mr. Bergren's employment at any time for any reason other than cause, disability or death, the Company will continue to pay him his base salary for the longer of the remaining term of the employment agreement or one year following termination. If such termination occurs after a "Change of Control" of the Company (as defined in the agreement), then, in lieu of the forgoing payments, the Company will pay him in a lump sum within 45 days after his termination of employment a severance payment equal to
2.99 times his "base
amount," as such term is defined in Section 280G of the Internal Revenue Code. In addition, unexercisable options become exercisable and unvested restricted shares vest. If any payment to Mr. Bergren as a result of a Change of Control is subject to the Section 280G excise tax, such payments will be grossed up to offset the impact of the tax. If Mr. Bergren terminates his employment for "Good Reason" (as defined in the agreement) within two years of a Change of Control, he will be entitled to the same payments that the Company would be required to make to him if the Company had terminated him for any reason other than cause, disability, or death. Mr. Bergen may voluntarily terminate his employment with the Company at any time, but in such an event he would not be entitled to any severance payments. Any payment under the severance clause is conditioned on the execution of a release of claims agreement.

     The Company entered into a severance agreement with Mr. Tomechko in June 2002. The agreement provides that (i) if the Company terminates his employment at any time for any reason other than cause, disability or death or (ii) if Mr. Tomechko resigns his employment for "Good Reason" (as defined in the agreement), the Company will continue to pay him his base salary and will continue his participation in Company health plans for 12 months following termination. If either of the foregoing terminations occur within 24 months following a "Change of Control of the Company" (as defined in the agreement), the Company will, in lieu of the foregoing severance benefits, pay Mr. Tomechko in a lump sum within 45 days of his termination of employment an amount equal to 2 times his salary and will continue his participation in Company health plans for 24 months. Any payment under the severance clause is subject to the execution of a release of claims agreement.

     The Company entered into an employment agreement with Mr. Zamberlan in December 1997, which was amended on June 15, 2001. The agreement as now in effect provides that Mr. Zamberlan will be employed as Executive Vice President Stores of the Company at a base salary with benefits, plus any increases granted to him at the discretion of the Board. The agreement is for a one-year period, except that it automatically extends for successive one-year periods unless notice of termination is given 120 days prior to the expiration date of the then current one-year period. If the Company terminates Mr. Zamberlan's employment at any time during the term of the agreement for any reason other than cause, disability or death, the Company will continue to pay him his base salary for one-year and will continue his participation in Company health and life insurance programs until the earlier of his obtaining new employment providing equivalent benefits or the expiration two years from termination of employment. If Mr. Zamberlan is terminated by the Company or resigns for "Good Reason" (as defined in the agreement) within two years of a Change of Ownership of the Company (as defined in the Agreement) or he resigns within the 30-day period following the one year anniversary date of the Change of Ownership or he is terminated by the Company in connection with, but prior to, a Change of Ownership, then, in lieu of the forgoing cash payments, the Company will pay him in a lump sum within 45 days after his termination of employment a severance payment equal to the greater of (i) 2.99 times his "base amount," as such term is defined in Section 280G of the Internal Revenue Code, or (ii) 2.0 times his most recent base salary and bonus, subject to the execution of a release of claims agreement. If any payment to Mr. Zamberlan as a result of a Change of Ownership is subject to the Section 280G excise tax under the Internal Revenue Code, such payments will be grossed up to offset the impact of the tax.

     The Company entered into an employment agreement with Mr. Lipton in December 1997, which was amended on June 15, 2001. The agreement as now in effect provides that Mr. Lipton will be employed as Senior Vice President and Controller of the Company at a base salary with benefits plus any increases granted to him at the discretion of the Board. The agreement is for a one-year period, except that it automatically extends for successive one-year periods unless notice of termination is given 120 days prior to the expiration date of the then current one-year period. If the Company terminates Mr. Lipton's employment at any time during the term of the agreement for any reason other than cause, disability or death, the Company will continue to pay him his base salary for one-year and will continue his participation in Company health and life insurance programs until the earlier of his obtaining new employment providing equivalent benefits or the expiration two years from termination of employment. If Mr. Lipton is terminated by Company or resigns for "Good Reason" (as defined in the agreement) within two years of a Change of Ownership of the Company (as defined in the Agreement) or he resigns within the 30-day period following the one year anniversary date of a Change of Ownership or he is terminated by the Company in connection with, but prior to, a Change of Ownership then, in lieu of the forgoing cash payments, the Company will pay him in a lump sum within 45 days after his termination of employment a severance payment equal to 1.5 times his most recent base salary and bonus, subject to the execution of a release of claims agreement. If any payment to Mr. Lipton as a result of a Change of Ownership is subject to the Section 280G excise tax under the Internal Revenue Code, such payments will be grossed up to offset the impact of the tax.

     The Company has also entered into Indemnification Agreements with each current member of the Board of Directors as well as each of the Company's executive officers. These agreements provide that, to the extent permitted by Ohio law, the Company will indemnify the director or officer against all expenses, costs, liabilities and losses (including attorneys' fees, judgments, fines or settlements) incurred or suffered by the director or officer in connection with any suit in which the director or officer is a party or is otherwise involved as a result of the individual's service as a member of the Board of Directors or as an officer so long as the individual's conduct that gave rise to such liability meets certain prescribed standards.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

     The Compensation Committee of the Board of Directors (the "Committee") has responsibility for setting and administering the policies that govern executive compensation. The Committee reviews, analyzes and recommends compensation programs to the Board and administers and grants awards under the Company's Equity and Performance Incentive Plan, as amended (the "Plan"). The Committee is comprised entirely of non-employee directors. Reports of the Committee's actions and decisions are recommended to the full Board. The purpose of this report is to summarize the philosophical principles, specific program objectives and other factors considered by the Committee in reaching its determination regarding the executive compensation of the Chief Executive Officer and the Company's other executive officers.

     The Committee's goal is to ensure the establishment and administration of executive compensation policies and practices that will enable Elder-Beerman to attract, retain and motivate the management talent necessary to achieve the Company's goals and objectives. The Committee's philosophy is that executive compensation should include the following:

     - A competitive mix of short-term (base salary and annual incentive bonus) and long-term (stock options and restricted and deferred shares) compensation that helps the Company attract and retain executive talent.

     - Cash compensation that generally reflects competitive industry levels, with annual incentive bonus opportunities that may produce total compensation at or above competitive levels if performance against predetermined objectives exceeds targets.

     - Opportunities for ownership of Elder-Beerman's Common Stock that align the interests of Company executives with the long-term interests of shareholders.

     The Company's executive compensation is comprised primarily of (i) salaries, (ii) annual cash incentive bonuses and (iii) long-term incentive compensation in the form of stock options, deferred shares and restricted shares granted under the Plan. Periodically, the Committee reviews market data and assesses the Company's competitive position for each of these three components. To assist in benchmarking the competitiveness of its compensation programs, the Committee retains a third-party consultant to compile an executive compensation survey for comparably sized retail companies. Because the Committee believes that compensation in the retail industry is more directly tied to the size of enterprise than the type of retail business, these surveys also include comparably sized retailers outside of the department store business. Each of the components of executive compensation is discussed below.

COMPONENTS OF COMPENSATION

     BASE SALARY

     The Committee reviews base salaries annually and makes adjustments on the basis of the performance of both the individual executive and the Company, the executive's level of responsibility in the Company, the executive's importance to the Company and the general level of executive compensation in the retail industry. Base salaries and increases in the base salaries of the Company's executive officers (other than the Chief Executive Officer) are reviewed and approved by the Committee after considering recommendations made by the Chief Executive Officer in light of the criteria discussed above.

     ANNUAL BONUS

     - GENERAL PARAMETERS

     Annual bonus awards are designed to promote the achievement of the Company's business objectives. In setting annual bonus award targets, the Committee considers the Company's prior year's performance and objectives, as well as its expectations for the upcoming year. The Committee establishes objective and measurable performance goals. Executive officers must meet or exceed the established thresholds to receive a bonus payout.

     Bonus targets are fixed as a percentage of annual base salary based on comparable incentives paid by other retail companies. Target bonuses for the executive officers ranged from 35% to 50% of base salary. The target percentage increases with the level of responsibility of the executive. Bonus payments may range from 0% to 150% of the target annual bonus, with payments increasing as performance improves.

     - 2002 BONUS OBJECTIVES

     Executive officers annual bonuses for 2002 were based on meeting a corporate operating profit goal. For the fiscal year 2002, the Company achieved the threshold, but not the target award level established for operating profit. Therefore, the Company paid this bonus component at 80% of the target level to the executive officers.

     - DEFERRED SHARES AND RESTRICTED SHARES

     An executive may elect to defer up to 50% of his annual bonus in the form of deferred shares. Deferred shares are subject to a deferral period of at least three years, which is accelerated in the event of death, permanent disability, termination of employment or change in control of Elder-Beerman. Holders of deferred shares do not have voting rights for their deferred shares, but the terms of the deferred shares may provide for dividend equivalents. The Company matches 25% of the value of the deferred shares in restricted shares.

     Restricted shares vest in three years from the date of grant, which is accelerated in the event of death, permanent disability or a change in control of Elder-Beerman. Prior to vesting, restricted shares are forfeitable upon termination of employment. The restricted shares provide for dividend equivalents and voting rights.

     The deferred shares and restricted shares are granted to executives in accordance with the Plan.

     LONG-TERM INCENTIVE AWARDS

     - STOCK OPTIONS, DEFERRED SHARES AND RESTRICTED SHARES

     The Committee administers the Plan, which provides for long-term incentives to executive officers in the form of stock options, deferred shares and restricted shares. The awards of stock options, deferred shares and restricted shares provide compensation to executives only if shareholder value increases. To determine the number of stock options, deferred shares and restricted shares awarded, the Committee periodically reviews a survey prepared by a third-party consultant of awards made to individuals in comparable positions at other retail companies and the executive's past performance, as well as the number of long-term incentive awards previously granted to the executive. The deferred shares and restricted shares are subject to the terms and conditions described above.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The base salary and increases in the base salary of the Chief Executive Officer are reviewed annually and approved by the Committee and the nonemployee members of the Board of Directors after review of the Chief Executive Officer's performance against predetermined performance criteria set by the nonemployee Directors.

     2002 BASE SALARY AND ANNUAL BONUS

     Mr. Bergren's annual base salary was $500,000. Mr. Bergren also earned a performance based bonus of $200,000 for fiscal year 2002 results in accordance with the Equity and Performance Incentive Plan, an 80% payout of his annual bonus target of 50% of his base salary. Mr. Bergren's bonus is determined in the same manner described above for the executive officers.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Under Section 162(m) of the Internal Revenue Code, the Company is precluded from deducting compensation in excess of $1 million per year paid to each of the Named Executive Officers. Qualified performance-based compensation is excluded from this deduction limitation if certain requirements are met. The Plan is designed to permit (but not require) the Committee to grant awards that will qualify as performance-based compensation that is excluded from the limitation in Section 162(m). The Committee believes that Section 162(m) should not cause the Company to be denied a deduction for fiscal year 2002 compensation paid to the Named Executive Officers. The Committee will work to structure components of its executive compensation package to achieve maximum deductibility under
Section 162(m) while at the same time considering the goals of its executive compensation policies.

     The Committee believes its compensation policies and programs for executive officers and the Chief Executive Officer effectively tie executive compensation to the Company's performance and value creation for the shareholders.

                                          THE COMPENSATION COMMITTEE

                                          Mark F.C. Berner (Chairman)
                                          Jack A. Staph
                                          Dennis S. Bookshester
                                          Laura H. Pomerantz

                            STOCK PRICE PERFORMANCE

     The following graph depicts the value of $100 invested in Elder-Beerman Common Stock beginning February 17, 1998 (the first trading day of the Common Stock) through January 31, 2003 (the last trading day of the Company's 2002 fiscal year). Comparisons are made to:

     1. The Standard & Poor's SmallCap 600 Index, a market-value weighted index of 600 domestic companies with an average equity market value of approximately $400 million, and

     2. A Regional Department Store Peer Group, consisting of The Bon-Ton Stores, Inc., Goody's Family Clothing, Inc. and Gottschalks Inc. The return for this group was calculated assuming an equal dollar amount was invested in each retailer's stock based on closing prices as of February 17, 1998. Jacobson Stores Inc. has been deleted from this year's index since it is currently being liquidated and no longer trades on any exchange. No other changes in the peer group index were made since last year.

                           [ELDER-BEERMAN LINE GRAPH]

                                                                               REGIONAL
                                                                    S&P       DEPARTMENT
                                                                  SMALLCAP    STORE PEER
FISCAL YEAR END                                        EBSC      600 INDEX    GROUP INDEX
---------------                                      ---------   ----------   -----------
February 17, 1998..................................     100         100           100
1998...............................................      54          93            57
1999...............................................      30         103            36
2000...............................................      18         120            31
2001...............................................      16         123            19
2002...............................................      16         100            18

                              CERTAIN TRANSACTIONS

     In fiscal year 2002, Mr. Tomechko participated in a relocation program that was offered by the Company to executive officers and other key employees who relocated at the request of the Company. Under the program, a third-party relocation service purchased Mr. Tomechko's former residence in Minnesota, pursuant to an agreement dated July 16, 2002, at its appraised value of $595,000. The Company advanced the funds to the relocation service for the purchase on July 29, 2002 and was reimbursed the funds on August 1, 2002, less costs of $39,296 associated with the transaction.

     John S. Lupo served as Executive Vice President Merchandising & Marketing from August 19, 2001 to October 31, 2002. His services were made available to the Company under an agreement between the Company and Renaissance Partners, LLP. The Company paid to Renaissance Partners a total of $369,000 in fiscal year 2002.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers and persons who own more than ten percent of the Company's common stock to file reports of beneficial ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission. The Securities and Exchange Commission requires this group to furnish us with copies of all such filings.

     Based upon the Company's review of such forms and written representations from directors and executive officers that no other reports were required, Elder Beerman is unaware of any instances of noncompliance, or late compliance, with such filings by its directors, executive officers or 10 percent shareholders.

                             AUDIT COMMITTEE REPORT

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls.

     The Board of Directors of the Company adopted a written Audit Committee Charter. All members of the Audit Committee are independent as defined in Rule 4200(a)(15) of The Nasdaq Stock Market's listing standards.

     The Audit Committee has reviewed and discussed with the Company's management and Deloitte & Touche LLP ("Deloitte & Touche"), the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report to Shareholders for the year ended February 1, 2003. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS No. 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees).

     The Audit Committee has received and reviewed the written disclosures and the letter from Deloitte & Touche required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with Deloitte & Touche their independence. The Audit Committee has also considered whether the provision of certain other non-audit services to the Company by Deloitte & Touche is compatible with maintaining their independence.

     Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended February 1, 2003, filed with the U.S. Securities and Exchange Commission.

                                          THE AUDIT & FINANCE COMMITTEE

                                          Thomas J. Noonan, Jr. (Chairman)
                                          Dennis S. Bookshester
                                          Eugene I. Davis
                                          Charles Macaluso
                                          Charles H. Turner

     AUDIT FEES

     The aggregate fees billed by Deloitte & Touche LLP for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended February 1, 2003, and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for that fiscal year were $271,605.

     FINANCIAL INFORMATION DESIGN AND IMPLEMENTATION FEES

     There were no professional services rendered by Deloitte & Touche for the fiscal year ended February 1, 2003 relating to financial information systems design and implementation.

     ALL OTHER FEES

     The aggregate fees billed by Deloitte & Touche for services rendered to the Company, other than services described above under "Audit Fees" and "Financial Information Systems Design and Implementation Fees", for the fiscal year ended February 1, 2003 were $36,240 for audit related services.

     The Audit Committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

                              INDEPENDENT AUDITORS

     In May, 2002, Deloitte & Touche was appointed by the Board of Directors of the Company, on the recommendation of the Audit and Finance Committee, as the Company's independent auditors for the fiscal year ended February 1, 2003. On March 5, 2003, the Board of Directors reappointed Deloitte & Touche as the Company's independent auditors for the fiscal year ending January 31, 2004. Representatives of Deloitte & Touche are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. They are expected to be available to respond to proper questions regarding the independent auditors' responsibilities.

                             SHAREHOLDER PROPOSALS

     If you intend to submit a proposal for inclusion in the Company's proxy statement and form of proxy for the next Annual Meeting of Shareholders, the Company must receive the proposal at 3155 El-Bee Road, Dayton, Ohio 45439,
Attention: Corporate Secretary, on or before January 9, 2004. The 2004 Annual Meeting of Shareholders is presently scheduled to be held on June 3, 2004.

     For any proposal that is not submitted for inclusion in next year's proxy statement, but is instead sought to be presented directly by a shareholder at the 2004 Annual Meeting, management will be able to vote proxies in its discretion if the Company: (i) receives notice of the proposal before the close of business on March 25, 2004 and advises shareholders in the 2004 proxy statement about the nature of the matter and how management intends to vote on such matter or (ii) does not receive notice of the proposal before the close of business on March 25, 2004.

     The Company's Regulations, which are available upon request to the Corporate Secretary, provide that a shareholder may only bring an item of business before an annual meeting of shareholders or nominate candidates for election as directors at an annual meeting if the shareholder sends a notice of the item of business or nomination to the Corporate Secretary not fewer than 45 days nor more than 90 calendar days prior to the meeting date. Such notice is required to contain certain information specified in the Regulations. Any such shareholder notice in connection with items of business or nominations to considered at the 2004 Annual Meeting must be received by the Corporate Secretary between March 5, 2004 and April 20, 2004. This advance notice period is intended to allow all shareholders to have an opportunity to consider item of business or nominees expected to be considered at the meeting.

     All submissions to, or requests from, the Corporate Secretary should be sent to The Elder-Beerman Stores Corp., 3155 El-Bee Road, Dayton, Ohio 45439.

                                 OTHER MATTERS

     The Board of Directors knows of no other matters that are likely to be brought before the Annual Meeting, but if other matters do properly come before the meeting, the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

     The Company's 2002 Annual Report, including financial statements, has been mailed along with this Proxy Statement.

                            ------------------------

     It is important that your proxy cards be returned promptly. If you do not plan to attend the Annual Meeting, we urge you to fill out, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

[ELDER-BEERMAN LOGO]

Mark, sign and date your proxy card, detach and return the bottom half in the postage paid envelope we have provided or return it to THE ELDER-BEERMAN STORES CORP., c/o Shareowner Services, P.O. Box 64873, St. Paul, MN 55164-0873.


                             - PLEASE DETACH HERE -

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED BELOW.

1. Election of directors: 01 Byron L. Bergren       06 Steven C. Mason          [ ] Vote FOR               [ ] Vote WITHHELD
                          02 Mark F. C. Berner      07 Thomas J. Noonan, Jr.        all nominees               from all nominees
                          03 Dennis S. Bookshester  08 Laura H. Pomerantz           (except as marked)
                          04 Eugene I. Davis        09 Jack A. Staph
                          05 Charles Macaluso       10 Charles H. Turner

(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO
VOTE FOR ANY INDICATED NOMINEE,
WRITE, THE NUMBER(S) OF THE NOMINEE(S)
IN THE BOX PROVIDED TO THE RIGHT.)              --------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR ALL NOMINEES.

Address change?      Mark Box  [ ]  Attending the Annual Meeting?  Mark Box [ ]
Indicate changes below:

                                        Date
                                            ------------------------------------
                                                   Signature(s) in Box

                                        Please sign exactly as your name(s)
                                        appear on proxy. If held in joint
                                        tenancy, all persons must sign.
                                        Trustees, administrators, etc., should
                                        include title and authority.
                                        Corporations should provide full name of corporation and title of authorized officer signing the proxy.

                              [ELDER-BEERMAN LOGO]

                         THE ELDER-BEERMAN STORES CORP.

                         ANNUAL MEETING OF SHAREHOLDERS
                              THURSDAY JUNE 5, 2003
                                  8:00 A.M. EDT
                              DAYTON MARRIOTT HOTEL
                         1414 SOUTH PATTERSON BOULEVARD
                               DAYTON, OHIO 45409

THE ELDER-BEERMAN STORES CORP.
3155 EL-BEE ROAD, DAYTON, OHIO 45439                                      PROXY
--------------------------------------------------------------------------------

This proxy is solicited by the Board of Directors for use at the Annual Meeting on June 5, 2003.

The shares of stock you hold in your account will be voted as you specify on this card.

If no choice is specified, the proxy will be voted "FOR" all director nominees.

By signing the proxy, you revoke all prior proxies and appoint Edward A. Tomechko and Steven D. Lipton with full power of substitution, to vote your shares on matters shown on the reverse side and any other matters that may come before the Annual Meeting and all adjournments.

                      See reverse for voting instructions.